Goodwill	12 Months Ended
Dec. 31, 2017
Disclosure of reconciliation of changes in goodwill [abstract]
Goodwill

7.    Goodwill

Changes in the carrying amount of goodwill during the years ended December 31, are as follows:

	January 1,	Impairment	Exchange	December 31,	Impairment	Exchange	December 31,
	2016	(Note 25.5)	differences	2016	(Note 25.5)	differences	2017
	US$'000	US$'000	US$'000	US$'000	US$'000	US$'000	US$'000
Thaba Chueu Mining (Pty.), Ltd.	1,438	(1,612)	174	—	—	—	—
Globe Specially Metals, Inc. (Globe) (see Note 5)	425,413	(193,000)	(2,203)	230,210	(30,618)	5,695	205,287
Total	426,851	(194,612)	(2,029)	230,210	(30,618)	5,695	205,287

In accordance with the requirements of IAS 36, goodwill is tested for impairment annually and is tested for impairment between annual tests if a triggering event occurs that would indicate the carrying amount of a cash-generating unit may be impaired. Impairment testing for goodwill is done at a cash-generating unit level, and the Company performs its annual impairment test at the end of the annual reporting period (December 31st). The estimate of the recoverable value of the cash-generating units requires significant judgment in evaluation of overall market conditions, estimated future cash flows, discount rates and other factors, and are calculated based on management’s business plans.

During the year ended December 31, 2017, in connection with our annual goodwill impairment test, the Company recognized an impairment charge of $30,618 thousand related to the partial impairment of goodwill in Canada, resulting from a decline in future estimated sales prices and a decrease in our estimated long-term growth rate which caused the Company to revise its expected future cash flows from its Canadian business operations. The impairment charge is recorded within the Electrometallurgy – North America reportable segment.

During the year ended December 31, 2016, in connection with our annual goodwill impairment test, the Company recognized an impairment charge of $193,000 thousand related to the partial impairment of goodwill at Globe, resulting from a sustained decline in sales prices that continued throughout 2016 and which caused the Company to revise its expected future cash flows from Globe’s business operations. The impairment charge is recorded within the Electrometallurgy – North America reportable segment, of which $178,900 thousand is associated with U.S. cash-generating units and $14,100 thousand is associated with Canadian cash-generating units.

Ferroglobe operates in a cyclical market, and silicon and silicon-based alloy index pricing and foreign import pressure into the U.S. and Canadian markets impact the future projected cash flows used in our impairment analysis. Recoverable value was estimated based on discounted cash flows and market multiples. Estimates under the Company’s discounted income based approach involve numerous variables including anticipated sales price and volumes, cost structure, discount rates and long term growth that are subject to change as business conditions change, and therefore could impact fair values in the future. As of December 31, 2017, the remaining goodwill for the U.S and Canadian cash-generating units is $172,913 thousand and $32,374 thousand, respectively.

During the year ended December 31, 2016, the Company recognized an additional goodwill impairment charge of $1,612 thousand associated with its quartz mining business in South Africa, Thaba Chueu Mining (Pty.), Ltd. (Thaba Chueu), as a result of its expected future cash flows. In estimating the fair value of Thaba Chueu, we considered cash flow projections using assumptions about overall market conditions, expected domestic sales pricing, and cost reduction initiatives. The impairment charge represented a write-off of the entire goodwill balance at the cash-generating unit, and it is recorded within the Electrometallurgy – South Africa segment.

Key assumptions used in the determination of recoverable value

In determining the asset recoverability through value in use, management makes estimates, judgments and assumptions on uncertain matters. For each cash-generating unit, the value in use is determined based on economic assumptions and forecasted operating conditions as follows:

	2017		2016
	U.S.	Canada	U.S.	Canada
Weighted average cost of capital	10.5%	10.5%	9.0%	9.5%
Long-term growth rate	1.5%	1.5%	2.4%	3.0%
Normalized tax rate	27.1%	26.5%	40.0%	26.5%
Normalized cash free net working capital	21.0%	21.0%	15.0%	15.0%

The Company has defined a financial model which considers the revenues, expenditures, cash flows, net tax payments and capital expenditures on a five year period (2018‑2022), and perpetuity beyond this tranche. The financial projections to determine the net present value of future cash flows are modeled considering the principal variables that determine the historic flows of each group of cash-generating unit.

Sensitivity to changes in assumptions

Changing management’s assumptions, could significantly affect the evaluation of the value in use of our cash generating units and, therefore, the impairment result. The following changes to the assumptions used in the impairment test lead to the following:

		Excess of	Sensitivity on		Sensitivity on		Sensitivity on
		recoverable	discount rate		long-term growth rate		cash flows
		value over	Decrease	Increase	Decrease	Increase	Decrease	Increase
	Goodwill	carrying value	by 10%	by 10%	by 10%	by 10%	by 10%	by 10%
	(in millions of US$)
Electrometallurgy - U.S.	172.9	239.8	78.8	(62.4)	(7.1)	7.4	(59.3)	59.3
Electrometallurgy - Canada	32.4	—	12.6	(10.0)	(1.1)	1.2	(10.1)	10.1
Total	205.3

Refer to Note 9 (Property, plant and equipment) for discussion of Management’s impairment analysis of long-lived assets and impairments recognized during the year ended December 31, 2017 and 2016.